Dreyfus
Premier Aggressive
Growth Fund


ANNUAL REPORT September 30, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.






                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Aggressive Growth Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul LaRocco.

The past year has been rewarding for many equity investors, particularly for those who own stocks with high earnings growth rates. When the reporting period began, most sectors of the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market through the spring.

In  the  summer  of  1999,  however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined through the end of the 12-month reporting period. However, many technology stocks and other high-growth market sectors were exceptions to this trend, recovering strongly after brief declines
during    the    summer.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Aggressive Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul LaRocco, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the 12-month period ended September 30, 1999, the fund produced a total return of 24.86% for Class A shares, 23.68% for Class B shares, 23.94% for Class C shares, and 24.72% for Class R shares.(1) This compares to a total return of 27.79% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), 19.07% for the Russell 2000 Index, and 19.45% for the Russell Midcap Index.(2)

The primary reason for the fund's underperformance relative to the S&P 500 was our emphasis on mid- and small-cap stocks during a period in which large-cap stocks led the market. However, the fund did outperform the mid- and small-cap indices for the reporting period. The fund's total returns were produced with a fair bit of volatility within each quarter. The fund's positive total returns were generated in the first and third fiscal quarters, while the second and fourth quarters witnessed negative total returns.

Also impacting performance was the fact that over the past year the fund has completed a transition from its emphasis on the lower end of the small-cap spectrum to a broader focus on both small- and mid-cap growth companies. While we believe this broader focus will better position the fund over the long term, the restructuring period dampened our overall performance.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong earnings growth rates. Further, the fund's investments in small- and mid-cap The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of
larger    companies.

While the fund looks for companies with the potential for strong earnings growth rates, some of the fund's investments currently may be experiencing losses.

What other factors influenced the fund's performance?

At the beginning of the 12-month reporting period, the portfolio reported robust gains, primarily due to the strength of the U.S. stock market in light of the problems experienced by many overseas markets. In the fund's second fiscal quarter, however, market sentiment reverted back to its previous stance, demonstrating its preference for large-cap growth companies. As a result, our performance suffered. However, in April, market sentiment began to shift away its long-perceived preference for domestic large-cap growth stocks to include a broader group of companies, including small- and mid-cap names. In this environment, many of the stocks in our portfolio provided significant gains

By the fund's fourth fiscal quarter, fears of continued interest rate hikes by the Federal Reserve led to declines in the U.S. market as well as the fund.

What is the fund's current strategy?

The fund was overweight in the technology sector, which proved to be beneficial. In particular, two of our electronics manufacturing holdings, Jabil Circuit and Sanmina, were profitable. Both of these companies benefited from the outsourcing of manufacturing activities by the large global telecommunications equipment makers. In addition, our holdings in SDL, a semiconductor manufacturer, and Citrix Systems, a software maker, helped boost performance.

We were also pleased with many of our specialty retail holdings, particularly Williams-Sonoma, a company that markets high-end cookware and household items. The stock has performed well, primarily because of the company's decision to expand its services to include sales over the Internet. American Eagle Outfitters, a clothing outfitter that specializes in teen fashions, has also performed well during the period, driven by spending from this fast-growing age group.

On the other hand, a few of our healthcare services companies reported negative returns, including Renal Care Group and Total Renal Care Holdings, as well as several generic pharmaceutical companies. This sluggish performance is primarily attributed to ongoing concerns over Medicare reimbursement issues and rising cost pressures. In addition, two of the fund's financial stocks suffered during the period, including FINOVA Group, a nationwide commercial lending company, and Associates First Capital, a commercial and consumer finance company. We believe a rising interest-rate environment, coupled with more modest consumer borrowing patterns, caused these stocks to hold back performance.

Thank you for your continued investment in Dreyfus Premier Aggressive Growth
Fund.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Aggressive Growth Fund Class A shares and the Standard & Poor's 500 Composite Stock Price Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*SOURCE:  LIPPER ANALYTICAL SERVICES, INC.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER AGGRESSIVE GROWTH FUND ON 6/23/69 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/69 IS USED AS THE BEGINNING VALUE ON 6/23/69. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

Standard & Poor's 500 Composite Stock Price Index*

Dreyfus Premier Aggressive Growth Fund (Class A shares)



Average Annual Total Returns AS OF 9/30/99


                                             Inception                                                                From
                                               Date              1 Year            5 Years           10 Years       Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (5.75%)                     6/23/69            17.63%            (8.88)%            (0.49)%         7.68%
WITHOUT SALES CHARGE                          6/23/69            24.86%            (7.79)%             0.11%          7.89%

CLASS B SHARES
WITH REDEMPTION*                              1/3/96             19.68%              --                 --          (14.09)%
WITHOUT REDEMPTION                            1/3/96             23.68%              --                 --          (13.39)%

CLASS C SHARES
WITH REDEMPTION**                             1/3/96             22.94%              --                 --          (13.17)%
WITHOUT REDEMPTION                            1/3/96             23.94%              --                 --          (13.17)%

CLASS R SHARES                                1/3/96             24.72%              --                 --          (12.70)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS September 30, 1999

(STATEMENT OF INVESTMENTS

CONTINUED)


COMMON STOCKS--82.4%                                                                               Shares              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.2%

L-3 Communications Holdings                                                                      42,150  (a)           1,591,162

APPAREL--1.4%


Pacific Sunwear of California                                                                    65,675  (a)           1,840,952

BIOTECHNOLOGY--1.9%

Gilead Sciences                                                                                  30,550  (a)           1,960,928

Trimeris                                                                                         36,425  (a)             607,842

                                                                                                                       2,568,770

BUSINESS SERVICES--8.3%

Affiliated Computer Services, Cl. A                                                              45,600  (a)           1,852,500

Concord EFS                                                                                     119,475  (a)           2,464,172

Digex                                                                                            24,475                  579,752

MSC Industrial Direct, Cl. A                                                                    152,950  (a)           1,405,228

National Information Consortium                                                                  43,375                1,070,820

Navigant Consulting                                                                              31,275  (a)           1,450,378

USWeb                                                                                            66,225  (a)           2,272,345

                                                                                                                      11,095,195

COMPUTER EQUIPMENT--.8%

Newbridge Networks                                                                               39,625  (a)           1,032,727

COMPUTER SOFTWARE/SERVICES--11.0%

Citrix Systems                                                                                   40,500  (a)           2,508,469

Compuware                                                                                        83,475  (a)           2,175,567

Convergys                                                                                        79,000  (a)           1,565,187

Electronics for Imaging                                                                          14,400  (a)             740,250

Entrust Technologies                                                                             44,175  (a)             991,177

Exodus Communications                                                                             7,925  (a)             571,095

Peregrine Systems                                                                                49,375  (a)           2,012,031

Siebel Systems                                                                                   14,675  (a)             977,722

Sykes Enterprises                                                                                68,400  (a)           1,688,625

Verio                                                                                            30,525  (a)             946,275

VerticalNet                                                                                      16,925  (a)             626,225

                                                                                                                      14,802,623

CONSUMER SERVICES--.5%

Sotheby's Holdings, Cl. A                                                                        28,850                  744,691

DISTRIBUTION--.9%

Patterson Dental                                                                                 24,025  (a)           1,190,739


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
--------------------------------------------------------------------------------

ELECTRONICS--3.2%

Celestica                                                                                        30,775  (a)           1,519,516

Jabil Circuit                                                                                    37,000  (a)           1,831,500

Sanmina                                                                                          12,975  (a)           1,003,941

                                                                                                                       4,354,957

ENVIRONMENTAL SERVICES--1.8%

Republic Services, Cl. A                                                                        221,325  (a)           2,406,909

FINANCIAL SERVICES--1.9%

Metris Cos.                                                                                      88,400                2,602,275

FOOD & BEVERAGES--.8%

Keebler Foods                                                                                    38,400  (a)           1,147,200

HEALTHCARE SERVICES--2.8%

ChiRex                                                                                           86,604  (a)           2,235,466

Renal Care Group                                                                                 67,850  (a)           1,486,339

                                                                                                                       3,721,805

INSURANCE--.6%

XL Capital, Cl. A                                                                                17,675                  795,375

LEISURE & ENTERTAINMENT--5.6%

Fairfield Communities                                                                           109,950  (a)           1,202,578

Harrah's Entertainment                                                                           75,225  (a)           2,087,494

Park Place Entertainment                                                                         53,900  (a)             673,750

Royal Caribbean Cruises                                                                          36,275                1,632,375

Station Casinos                                                                                  44,375  (a)           1,031,719

Sunterra                                                                                         79,250  (a)             941,094

                                                                                                                       7,569,010

MANUFACTURING--2.8%

Astec Industries                                                                                 30,650  (a)             739,431

Tyco International                                                                               14,850                1,533,262

Zomax                                                                                            58,800  (a)           1,521,450

                                                                                                                       3,794,143

MEDICAL SUPPLIES & EQUIPMENT--1.1%

Sybron International                                                                             54,000  (a)           1,451,250

OIL & GAS--2.1%

Hanover Compressor                                                                               31,700  (a)           1,008,456

Weatherford International                                                                        57,375  (a)           1,836,000

                                                                                                                       2,844,456

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

OIL SERVICES--3.4%

BJ Services                                                                                      63,550  (a)           2,021,684

Baker Hughes                                                                                     45,275                1,312,975

Nabors Industries                                                                                47,775  (a)           1,194,375

                                                                                                                       4,529,034

PHARMACEUTICALS--1.0%

Alpharma, Cl. A                                                                                  36,575                1,291,555

PUBLISHING & BROADCASTING--.8%

EchoStar Communications                                                                          11,750  (a)           1,067,047

RESTAURANTS--2.3%

Outback Steakhouse                                                                               50,075  (a)           1,275,348

Papa John's International                                                                        45,100  (a)           1,860,375

                                                                                                                       3,135,723

RETAIL--9.4%

American Eagle Outfitters                                                                        30,750  (a)           1,489,453

Cheap Tickets                                                                                    10,825                  350,459

Dollar Tree Stores                                                                               38,250  (a)           1,527,609

Fastenal                                                                                         28,200  (a)           1,328,925

Intellicell (Warrants)                                                                          102,500  (a)                   -

Michaels Stores                                                                                  49,625  (a)           1,463,938

TJX Companies                                                                                    40,825                1,145,651

Tandy                                                                                            14,700                  759,806

United Rentals                                                                                   47,375  (a)           1,030,406

Williams-Sonoma                                                                                  45,600  (a)           2,214,450

Yankee Candle                                                                                    68,975                1,332,080

                                                                                                                      12,642,777

SEMICONDUCTORS & EQUIPMENT--9.0%

ASM Lithography Holding                                                                          10,300  (a)             690,744

American Xtal Technology                                                                         23,750  (a)             507,656

Atmel                                                                                            24,375  (a)             824,180

Brooks Automation                                                                                65,525  (a)           1,150,783

Flextronics International                                                                        28,025  (a)           1,630,705

JDS Uniphase                                                                                     17,350  (a)           1,974,647

Lam Research                                                                                     27,825  (a)           1,697,325

Maxim Integrated Products                                                                        10,850  (a)             684,567

Novellus Systems                                                                                  9,725  (a)             655,830

SDL                                                                                              12,875  (a)             982,523


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

Teradyne                                                                                         36,450  (a)           1,284,863

                                                                                                                      12,083,823

TELECOMMUNICATION EQUIPMENT--2.6%

ANTEC                                                                                            31,675  (a)           1,682,734

CIENA                                                                                            48,225  (a)           1,760,212

                                                                                                                       3,442,946

TELECOMMUNICATION SERVICES--3.4%

Allegiance Telecom                                                                               17,700  (a)             931,463

McLeodUSA, Cl. A                                                                                 35,300  (a)           1,502,456

Time Warner Telecom, Cl. A                                                                       22,500                  469,688

WinStar Communications                                                                           42,025  (a)           1,641,602

                                                                                                                       4,545,209

UTILITIES--1.8%

Montana Power                                                                                    37,000                1,126,188

Potomac Electric Power                                                                           49,875                1,268,695

                                                                                                                       2,394,883

TOTAL COMMON STOCKS

  (cost $98,490,011)                                                                                                 110,687,236
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Principal

CONVERTIBLE NOTES--.6%                                                                         Amount ($)             Value ($)
---------------------------------------------------------------------------------------------------------------------------------

ELECTRONICS;

Sanmina, Sub. Notes,

  4.25%, 2004

   (cost $709,000)                                                                              709,000  (b)             792,308
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--7.4%
---------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

  Federal Home Loan Banks,

  5.17%, 10/1/99

   (cost $9,875,000)                                                                          9,875,000                9,875,000

TOTAL INVESTMENTS (cost $109,074,011)                                                             90.4%              121,354,544

CASH AND RECEIVABLES (NET)                                                                         9.6%               12,937,908

NET ASSETS                                                                                       100.0%              134,292,452


(A) NON-INCOME PRODUCING.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 1999, THIS SECURITY AMOUNTED TO $792,308 OR APPROXIMATELY .6% OF NET ASSETS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                          Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           109,074,011  121,354,544

Cash                                                                 13,539,243

Receivable for investment securities sold                               910,117

Dividends and interest receivable                                        21,103

Prepaid expenses                                                         13,811

                                                                    135,838,818
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           115,288

Due to Distributor                                                       27,369

Payable for investment securities purchased                           1,215,331

Payable for shares of Common Stock redeemed                              77,888

Accrued expenses                                                        110,490

                                                                      1,546,366
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,292,452
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     223,706,597

Accumulated net realized gain (loss) on investments               (101,694,678)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             12,280,533
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      134,292,452



NET ASSET VALUE PER SHARE

                                                       Class A         Class B          Class C           Class R
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                      134,026,667         166,432          78,604            20,749

Shares Outstanding                                  14,990,518           19,189           8,988             2,324
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            8.94              8.67            8.75              8.93


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               470,511

Cash dividends (net of $2,046 foreign taxes withheld at source)        195,720

TOTAL INCOME                                                           666,231

EXPENSES:

Management fee--Note 3(a)                                              978,698

Shareholder servicing costs--Note 3(c)                                 638,503

Professional fees                                                       66,944

Prospectus and shareholders' reports                                    50,824

Directors' fees and expenses--Note 3(d)                                 44,027

Registration fees                                                       35,763

Custodian fees--Note 3(c)                                               26,023

Distribution fees--Note 3(b)                                             1,515

Interest expense--Note 2                                                   711

Miscellaneous                                                              433

TOTAL EXPENSES                                                       1,843,441

INVESTMENT (LOSS)                                                  (1,177,210)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Unaffiliated issuers                                            (36,466,357)

  Affiliated issuers--Note 1(d)                                    (6,390,118)

NET REALIZED GAIN (LOSS)                                          (42,856,475)

Net unrealized appreciation (depreciation) on investments:

  Unaffiliated issuers                                              74,778,192

  Affiliated issuers--Note 1(d)                                      (319,303)

NET UNREALIZED APPRECIATION (DEPRECIATION)                          74,458,889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              31,602,414

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                30,425,204

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                               ---------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (1,177,210)          (2,638,304)

Net realized gain (loss) on investments      (42,856,475)         (54,972,290)

Net unrealized appreciation (depreciation)
   on investments                             74,458,889         (124,315,957)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  30,425,204         (181,926,551)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                430,006,751         340,176,835
Class B shares                                    248,030              89,530
Class C shares                                     70,596              29,895
Class R shares                                     12,535               7,812
Cost of shares redeemed:
Class A shares                              (447,139,797)        (443,227,993)
Class B shares                                  (216,349)            (133,256)
Class C shares                                   (17,414)                 --
Class R shares                                    (2,299)              (3,988)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (17,037,947)        (103,061,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,387,257         (284,987,716)
--------------------------------------------------------------------------------
NET ASSETS ($)

Beginning of Period                          120,905,195          405,892,911

END OF PERIOD                                134,292,452          120,905,195

SEE NOTES TO FINANCIAL STATEMENTS.


                                                    Year Ended September 30,
                                                --------------------------------

                                                     1999             1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A
Shares sold                                    50,297,987          28,800,679
Shares redeemed                              (52,184,629)         (37,362,516)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,886,642)         (8,561,837)
--------------------------------------------------------------------------------

CLASS B
Shares sold                                        32,602               6,745
Shares redeemed                                  (26,803)             (10,904)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING      5,799               (4,159)
--------------------------------------------------------------------------------

CLASS C
Shares sold                                         8,244               2,699
Shares redeemed                                   (2,080)                 --
NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,164               2,699
--------------------------------------------------------------------------------

CLASS R
Shares sold                                         1,352                 618
Shares redeemed                                     (282)                (322)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,070                 296

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                Year Ended September 30,
                                                                    --------------------------------------------
CLASS A SHARES                                                   1999       1998       1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             7.16      15.94      14.81       16.31         15.35

Investment Operations:

Investment income (loss)--net                               (.08)( a)   (.12)( a)       (.33)      (.12)          .40

Net realized and unrealized gain (loss)
   on investments                                               1.86       (8.66)       1.46        .01          1.23

Total from Investment Operations                                1.78       (8.78)       1.13       (.11)         1.63

Distributions:

Dividends from investment income--net                             --         --          --        (.28)         (.44)

Dividends from net realized gain
   on investments                                                 --         --          --       (1.11)         (.23)

Total Distributions                                               --         --          --       (1.39)         (.67)

Net asset value, end of period                                  8.94        7.16       15.94      14.81          16.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           24.86      (55.08)       7.63       (.71)         11.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                           1.41        1.24        1.20       1.11           1.03

Ratio of interest expense, loan commitment
   fees and dividends on securities sold short
   to average net assets                                        .00(c)       .19         .47        .39            .08

Ratio of net investment income (loss)
   to average net assets                                       (.90)       (1.04)       1.44       (.66)          2.55

Portfolio Turnover Rate                                      165.12       106.58       76.28     131.43         298.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       134,027      120,782     405,599    480,638        572,077


(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B) EXCLUSIVE OF SALES CHARGE.
(C) AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                  Year Ended September 30,
                                                                         -----------------------------------------
CLASS B SHARES                                                       1999          1998          1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                 7.01         15.74         14.73            14.84

Investment Operations:

Investment (loss)--net                                               (.15)( b)     (.22)( b)     (.22)            (.10)

Net realized and unrealized gain (loss)

   on investments                                                    1.81         (8.51)         1.23             (.01)

Total from Investment Operations                                     1.66         (8.73)         1.01             (.11)

Net asset value, end of period                                       8.67          7.01          15.74           14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                23.68        (55.46)          6.86            (.74)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                2.31          2.09           1.95            1.47(d)

Ratio of interest expense and
   loan committment fees
   to average net assets                                              .00(e)        .19            .43             .49(d)

Ratio of net investment (loss)
   to average net assets                                            (1.81)        (1.89)         (2.22)           (1.40)(d)

Portfolio Turnover Rate                                            165.12        106.58          76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 166            94            276               13

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30,
    1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.
(E) AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)

                                                                                  Year Ended September 30,
                                                                         -----------------------------------------

CLASS C SHARES                                                       1999          1998        1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 7.06          15.76      14.83           14.84

Investment Operations:

Investment (loss)--net (b)                                          (.15)           (.18)      (.37)           (.24)

Net realized and unrealized gain (loss)
   on investments                                                   1.84           (8.52)      1.30             .23

Total from Investment Operations                                    1.69           (8.70)       .93            (.01)

Net asset value, end of period                                      8.75            7.06      15.76           14.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                23.94          (55.20)      6.27            (.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                               2.25            2.39       1.99            1.42(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                             .00(e)          .07        .53             .47(d)

Ratio of net investment (loss)
   to average net assets                                           (1.70)          (1.90)     (2.37)           (1.32)(d)

Portfolio Turnover Rate                                           165.12          106.58      76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                79               20         2                1

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30,
    1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.
(E) AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                Year Ended September 30,
                                                                      -----------------------------------------

CLASS R SHARES                                                       1999         1998        1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 7.16        16.02       14.84            14.84

Investment Operations:

Investment (loss)--net                                               (.10)(b)     (.15)(b)    (.10)            (.02)

Net realized and unrealized gain (loss)
   on investments                                                    1.87        (8.71)       1.28              .02

Total from Investment Operations                                     1.77        (8.86)       1.18               --

Net asset value, end of period                                       8.93         7.16       16.02            14.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    24.72       (55.31)       7.95               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                                1.70         1.57         .76              .73(c)

Ratio of interest expense and loan commitment
   to average net assets                                              .00(d)       .16         .30              .35(c)

Ratio of net investment (loss)
   to average net assets                                            (1.16)       (1.30)       (.90)            (.56)(c)

Portfolio Turnover Rate                                            165.12       106.58       76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  21            9          15                5

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.
(D) AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Fund' s, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $330 during the period ended September 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended September 30, 1999:


                                             Shares
                 ---------------------------------------------------------------
                                                                                                              Market
Name of                              Beginning  Purchases   Sales/              End of     Dividend           Value
issuer                               of Period  Increases  Decreases            Period       Income         9/30/99
------------------------------------------------------------------------------------------------------------------------------------
CCA Cos.                               673,325  ------      673,325             ------       ------          ------
HemaCare                               530,500  ------      530,500             ------       ------          ------
ONCOR                                1,907,825  ------    1,907,825             ------       ------          ------
OnGard
Systems                                570,000  ------      570,000             ------       ------          ------
STELAX
Industries                           2,229,950  -----     2,229,950             ------       ------          ------


(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $88,629,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,409,000 of the carryover expires in fiscal 2004 and $86,220,000 expires in fiscal 2007.

During the period ended September 30, 1999, the fund reclassified $1,177,210 from accumulated investment loss to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 1999 was approximately $15,300, with a related weighted average annualized interest rate of 4.63%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended September 30, 1999 pursuant to the Agreement.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $7,737 during the period ended September 30, 1999 from commissions earned on sales of fund shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended September 30, 1999, Class B and Class C shares were charged $1,124 and $391, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1999, Class A, Class B and Class C shares were charged $325,695, $375 and $130, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $241,764 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $26,023 pursuant to the custody agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------
Unaffiliated                            200,047,999          237,235,880
Affiliated                                       --              269,289
     TOTAL                              200,047,999          237,505,169

At September 30, 1999, accumulated net unrealized appreciation on investments was $12,280,533, consisting of $17,646,150 gross unrealized appreciation and $5,365,617 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Aggressive Growth Fund (one of the series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Aggressive Growth Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

November 4, 1999



NOTES

                                                           For More Information

                        Dreyfus Premier Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                                   009AR999



Dreyfus
Premier Growth and Income Fund


ANNUAL REPORT September 30, 1999




(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            21   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                         Growth and Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Growth and Income Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Ramos, CFA.

The past 12 months have been highly volatile for stocks and bonds, which began the reporting period in the wake of a sharp correction caused primarily by the spread of the global financial crisis in overseas markets. The Federal Reserve Board responded to the crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong
through    the    remainder    of    the    reporting    period.

Because inflation is more likely to rise in a strong economy, the bond market generally declined during the first nine months of 1999. To forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall' s
interest-rate    cuts.

Despite weakness in the U.S. stock market toward the end of the reporting period, these economic conditions generally supported stock prices throughout the year. Technology stocks and other stocks with high growth rates provided the highest overall returns, while value-oriented stocks generally lagged the market averages.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Growth and Income Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Douglas Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the 12-month period ended September 30, 1999, Dreyfus Premier Growth and Income Fund produced the following total returns: Class A shares, 21.22%; Class B shares, 20.26% ; Class C shares, 20.29%; and Class R shares, 21.34%.(1) This compares with returns provided by the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which produced a total return of 27.79% for the same period.(2)

The fund' s 12-month total returns were produced with considerable volatility within each quarter. Much like the general direction of the S&P 500 itself, the fund's positive total returns were generated in the first three fiscal quarters, while the fourth fiscal quarter witnessed negative total returns.

What is the fund's investment approach?

The fund invests primarily in low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average P/E ratio less than that of the S&P 500, and a long-term projected earnings growth greater than that of the S&P 500.

 We gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for companies with strong positions in their industries that have the potential for something positive to happen.

What other factors influenced the fund's performance?

Many of the factors that held back the fund's performance during most of fiscal year 1998 reversed themselves during this fiscal year, contributing to the fund's overall returns. Responding to the financial crisis of last
                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fall, the Federal Reserve Board lowered interest rates and injected liquidity into the financial system, bringing about a recovery in equity prices in October and contributing to the fund' s positive returns for the first quarter.
Additionally, in April market sentiment began to shift away from domestic large-cap growth stocks to include a broader group of companies, including small- and mid-cap names. In this environment, many of the stocks in our portfolio provided significant gains. However, by August, the market began to narrow again, returning to the favored large-cap growth names, particularly technology names, that have driven the S&P 500 Index for the past several years.

While the U.S. economy has continued to exhibit strong growth, many overseas economies began to show signs of improvement from last year's economic troubles. As these economies began to stabilize, export sales began to improve, which in turn created many favorable investment opportunities for many large- and mid-cap stocks, some of which were part of the portfolio.

What is the fund's current strategy?

We have continued to focus on the technology sector, a strategy that has proven beneficial for the fund. In fact, the technology area represents the single largest positive contributor to fund performance for the 12-month period. Examples of winners in this area include International Business Machines, Lexmark International Group, Cl. A, Sun Microsystems and Texas Instruments. The fund also profited from its security selection strategy, especially in the financial services sector where we enjoyed strong performance from companies such as Citigroup, Chase Manhattan, Federal Home Loan Mortgage ("Freddie Mac") and BankBoston. The third largest contributor to positive performance came from the fund' s consumer cyclicals sector, where Carnival, General Motors and retailers Dayton Hudson and May Department Stores drove performance.

On the other hand, the stocks of food retailers Kroger and Albertson's disappointed during the period, primarily due to competitive concerns within the industry. Lyondell Chemical, one of the fund's basic materials holdings, also held back performance as did Texas Utilities and Duke Energy, two of our utilities holdings.


During the second half of the reporting period, we took our cue from the changing economic environment by allocating some assets away from financial and consumer-based companies into basic industrial sectors. Specifically, we reduced our holdings in Morgan Stanley, Dean Witter, Ford Motor and Dayton Hudson. In their place, we added to our positions companies such as International Paper and Dow Chemical. All of these moves were beneficial for the fund.

During the period, we began to adjust our investment strategy in an effort to give the fund added flexibility. We broadened our stock selection strategy to include companies that we consider moderately valued relative to the benchmark. In the past, our investment discipline often led us to avoid moderately valued stocks with excellent growth potential, or to sell a stock relatively early in its growth cycle, causing the fund to miss out on subsequent appreciation. We believe our broader valuation criteria can better position the fund to meet its goals of providing investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. We generally strive to remain close to fully invested.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHANGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Growth and Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*SOURCE:  LIPPER ANALYTICAL SERVICES, INC.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER GROWTH AND INCOME FUND ON 12/29/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/99


                                                                    Inception                      From
                                                                      Date           1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (5.75%)                                           12/29/95         14.26%       18.69%
WITHOUT SALES CHARGE                                                12/29/95         21.22%       20.57%

CLASS B SHARES
WITH REDEMPTION(*)                                                  12/29/95         16.26%       19.13%
WITHOUT REDEMPTION                                                  12/29/95         20.26%       19.62%

CLASS C SHARES
WITH REDEMPTION(**)                                                 12/29/95         19.29%       19.63%
WITHOUT REDEMPTION                                                  12/29/95         20.29%       19.63%

CLASS R SHARES                                                      12/29/95         21.34%       21.03%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(*) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.

(**) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS CONTINUED)

STATEMENT OF INVESTMENTS

September 30, 1999



  COMMON STOCKS--99.5%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES-1.5%

McGraw-Hill Cos.                                                                                 11,200                  541,800

Outdoor Systems                                                                                   7,000  (a)             250,250

Valassis Communications                                                                          13,500  (a)             593,156

                                                                                                                       1,385,206

CONSUMER DURABLES-2.1%

Black & Decker                                                                                   14,300                  653,331

Ford Motor                                                                                        9,700                  486,819

General Motors                                                                                    3,000                  188,813

Leggett & Platt                                                                                  24,800                  488,250

Newell Rubbermaid                                                                                 5,300                  151,381

                                                                                                                       1,968,594

CONSUMER NON-DURABLES-4.3%

Anheuser-Busch Cos.                                                                               7,000                  490,437

Clorox                                                                                           11,000                  420,750

Heinz (H.J.)                                                                                      9,000                  387,000

Kimberly-Clark                                                                                   11,000                  577,500

PepsiCo                                                                                          44,500                1,346,125

Philip Morris Cos.                                                                               20,900                  714,519

                                                                                                                       3,936,331

CONSUMER SERVICES-7.0%

Adelphia Communications, Cl. A                                                                      800  (a)              47,050

American Tower, Cl. A                                                                            23,600                  461,675

CBS                                                                                              14,000  (a)             647,500

Carnival                                                                                         25,200                1,096,200

Cendant                                                                                          86,800  (a)           1,540,700

Gannett                                                                                          14,000                  968,625

McDonald's                                                                                       25,000                1,075,000

Time Warner                                                                                      10,200                  619,650

                                                                                                                       6,456,400

ELECTRONIC TECHNOLOGY-15.4%

Apple Computer                                                                                    3,400  (a)             215,263

Applied Materials                                                                                 8,000  (a)             623,000

Cabletron Systems                                                                                15,500  (a)             243,156

Compaq Computer                                                                                  13,000                  298,188

Computer Sciences                                                                                13,600  (a)             956,250

Ericsson (LM) Telephone, Cl. B, A.D.R.                                                           27,000                  843,750

General Dynamics                                                                                  6,000                  374,625

Hewlett-Packard                                                                                   8,300                  763,600



COMMON STOCKS (CONTINUED)                                                                          Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Intel                                                                                            27,100                2,013,869

International Business Machines                                                                  16,000                1,942,000

LSI Logic                                                                                         5,000  (a)             257,500

Lexmark International Group, Cl. A                                                               11,100  (a)             893,550

Motorola                                                                                          9,000                  792,000

NCR                                                                                              11,000  (a)             363,687

National Semiconductor                                                                            9,000  (a)             274,500

Nortel Networks                                                                                  16,000                  816,000

Sun Microsystems                                                                                  3,000  (a)             279,000

Teradyne                                                                                         15,000  (a)             528,750

Texas Instruments                                                                                 9,000                  740,250

United Technologies                                                                              15,000                  889,687

                                                                                                                      14,108,625

ENERGY MINERALS-5.9%

Burlington Resources                                                                              4,000                  147,000

Conoco, Cl. A                                                                                    19,000                  527,250

Exxon                                                                                            12,500                  949,219

Mobil                                                                                             5,000                  503,750

Royal Dutch Petroleum, A.D.R.                                                                    30,000                1,771,875

Texaco                                                                                           16,600                1,047,875

USX-Marathon Group                                                                               15,000                  438,750

                                                                                                                       5,385,719

FINANCE-15.1%

American Express                                                                                  3,800                  511,575

American General                                                                                  6,300                  398,081

American International Group                                                                     13,651                1,186,806

Associates First Capital, Cl. A                                                                  16,000                  576,000

Bank One                                                                                          9,000                  313,313

BankAmerica                                                                                      22,200                1,236,262

BankBoston                                                                                       11,000                  477,125

CIGNA                                                                                             8,600                  668,650

Chase Manhattan                                                                                  16,000                1,206,000

Citigroup                                                                                        38,050                1,674,200

Federal Home Loan Mortgage                                                                       12,400                  644,800

Federal National Mortgage Association                                                            22,800                1,429,275

Fleet Financial Group                                                                            16,000                  586,000

Household International                                                                           8,400                  337,050

Morgan (J.P.)                                                                                     4,000                  457,000

                                                             The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley, Dean Witter                             10,300         918,631

Wells Fargo                                             24,000         951,000

XL Capital, Cl. A                                        6,000         270,000

                                                                    13,841,768

HEALTH SERVICES-2.7%

Columbia / HCA Healthcare                               63,400       1,343,288

Wellpoint Health Networks                               20,300  (a)  1,157,100

                                                                     2,500,388

HEALTH TECHNOLOGY-6.0%

Bristol-Myers-Squibb                                    15,000       1,012,500

Johnson & Johnson                                       12,000       1,102,500

Lilly (Eli)                                             21,500       1,376,000

Merck & Co.                                             17,500       1,134,219

Pharmacia & Upjohn                                      13,400         664,975

Warner-Lambert                                           4,000         265,500

                                                                     5,555,694

INDUSTRIAL SERVICES-1.8%

Baker Hughes                                            19,600         568,400

Schlumberger                                            17,000       1,059,312

                                                                     1,627,712

NON-ENERGY MINERALS-.4%

Alcoa                                                    4,000         248,250

Weyerhaeuser                                             2,100         121,012

                                                                       369,262

PROCESS INDUSTRIES-1.9%

Dow Chemical                                             4,000         454,500

duPont (E.I.) deNemours                                  5,000         304,375

International Paper                                     10,000         480,625

Rohm & Haas                                             13,900         502,138

                                                                     1,741,638

PRODUCER MANUFACTURING-11.0%

AlliedSignal                                            20,000       1,198,750

Emerson Electric                                         8,000         505,500

General Electric                                        29,400       3,485,737

Honeywell                                                9,000       1,001,813

Ingersoll-Rand                                           6,000         329,625

Masco                                                   30,300         939,300

Tyco International                                      20,000       2,065,000



COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Xerox                                                   14,000         587,125

                                                                    10,112,850

RETAIL TRADE-5.9%

Albertson's                                             10,939         432,774

Dayton Hudson                                           24,000       1,441,500

Federated Department Stores                             10,300  (a)    449,981

Kroger                                                  28,000  (a)    617,750

Lowe's                                                  10,600         516,750

May Department Stores                                   16,950         617,616

Safeway                                                  9,800  (a)    373,013

TJX Cos.                                                34,500         968,156

                                                                     5,417,540

TECHNOLOGY SERVICES-6.1%

BMC Software                                             7,100  (a)    508,094

Computer Associates International                       26,000       1,592,500

Compuware                                               22,800  (a)    594,225

Electronic Data Systems                                 20,000       1,058,750

Network Associates                                      17,000  (a)    325,125

Oracle                                                  18,000  (a)    819,000

Synopsys                                                12,300  (a)    690,722

                                                                     5,588,416

TRANSPORTATION-.4%

AMR                                                      6,000  (a)    327,000

UTILITIES-12.0%

AT&T                                                    29,500       1,283,250

Bell Atlantic                                           20,000       1,346,250

Coastal                                                 29,500       1,207,656

El Paso Energy Corp                                      5,700         226,931

Enron                                                   12,000         495,000

GTE                                                     24,000       1,845,000

MCI WorldCom                                            22,600  (a)  1,624,375

Niagara Mohawk                                           7,000  (a)    108,063

SBC Communications                                      30,000       1,531,875

Sprint (FON Group)                                      20,800       1,128,400

Texas Utilities                                          7,000         261,187

                                                                    11,057,987

TOTAL COMMON STOCKS

   (cost $80,880,353)                                               91,381,130


                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

SHORT-TERM INVESTMENTS--.2%                         Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:

  4.54%,12/16/1999

   (cost $215,913)                                    218,000         215,892
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $81,096,266)                     99.7%     91,597,022

CASH AND RECEIVABLES (NET)                                 .3%        233,754

NET ASSETS                                              100.0%     91,830,776

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  81,096,266  91,597,022

Cash                                                                     48,924

Receivable for investment securities sold                             1,998,388

Dividends receivable                                                    107,928

Receivable for shares of Common Stock subscribed                         10,494

Prepaid expenses                                                         10,333

                                                                     93,773,089
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            79,322

Due to Distributor                                                       57,877

Payable for investment securities purchased                           1,671,001

Payable for shares of Common Stock redeemed                              96,562

Accrued expenses                                                         37,551

                                                                       1,942,313
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        91,830,776
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      73,878,003

Accumulated net realized gain (loss) on investments                   7,452,017

Accumulated net unrealized appreciation (depreciation)

   on investments-Note 4(b)                                          10,500,756
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,830,776

NET ASSET VALUE PER SHARE


                                                                      Class A     Class B    Class C  Class R
---------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                      31,481,886  56,832,821  3,214,530  301,539
Shares Outstanding                                                   1,496,508   2,749,057    155,257   14,216
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                                            21.04      20.67       20.70    21.21


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended September 30, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,655 foreign taxes withheld at source)      1,447,636

Interest                                                               155,595

TOTAL INCOME                                                         1,603,231

EXPENSES:

Management fee--Note 3(a)                                              750,112

Distribution fees--Note 3(b)                                           495,526

Shareholder servicing costs--Note 3(c)                                 389,884

Professional fees                                                       50,896

Registration fees                                                       42,736

Directors' fees and expenses--Note 3(d)                                 30,823

Custodian fees--Note 3(c)                                               19,533

Prospectus and shareholders' reports                                    16,525

Interest expense--Note 2                                                   737

Loan commitment fees--Note 2                                               486

Miscellaneous                                                            6,298

TOTAL EXPENSES                                                       1,803,556

INVESTMENT (LOSS)                                                     (200,325)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                    7,316,907

Short sale transactions                                                 (1,767)

Net realized gain (loss) on financial futures                        1,136,845

Net realized gain (loss) on forward currency exchange contracts         38,112

NET REALIZED GAIN (LOSS)                                             8,490,097

Net unrealized appreciation (depreciation) on investments           10,564,611

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              19,054,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,854,383

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (200,325)             (17,100)

Net realized gain (loss) on investments         8,490,097            1,604,173

Net unrealized appreciation (depreciation)
   on investments                              10,564,611           (9,184,986)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,854,383           (7,597,913)
----------------------------------------------------- --------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (3,173)            (103,354)
Class R shares                                      (136)              (1,288)

Net realized gain on investments:

Class A shares                                   (62,028)          (4,256,479)
Class B shares                                  (118,673)          (7,237,792)
Class C shares                                    (6,549)            (521,235)
Class R shares                                      (492)             (27,101)

TOTAL DIVIDENDS                                 (191,051)         (12,147,249)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:
Net proceeds from shares sold:

Class A shares                                  4,691,782           5,975,661
Class B shares                                  5,471,141          11,287,995
Class C shares                                    838,908             948,288
Class R shares                                     86,739              53,341

Dividends reinvested:

Class A shares                                     59,473           4,018,653
Class B shares                                    105,597           6,501,854
Class C shares                                      4,503             326,647
Class R shares                                        627              28,399

Cost of shares redeemed:

Class A shares                               (11,473,975)         (13,783,908)
Class B shares                               (19,454,642)         (15,779,224)
Class C shares                                (1,961,486)          (2,140,721)
Class R shares                                  (103,735)             (27,614)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (21,735,068)          (2,590,629)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,071,736)         (22,335,791)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            94,902,512         117,238,303

END OF PERIOD                                  91,830,776          94,902,512

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                             -----------------------------------

                                                     1999              1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       223,976            309,070

Shares issued for dividends reinvested              3,022            218,373

Shares redeemed                                  (560,213)          (717,728)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (333,215)          (190,285)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       267,228            577,515

Shares issued for dividends reinvested              5,438            355,874

Shares redeemed                                 (957,634)           (824,107)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (684,968)            109,282
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        40,647             49,565

Shares issued for dividends reinvested                231             17,869

Shares redeemed                                   (98,456)          (110,512)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (57,578)           (43,078)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         3,998              2,717

Shares issued for dividends reinvested                 31              1,531

Shares redeemed                                    (4,953)            (1,383)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING        (924)             2,865

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.



----------------------------------------------------------------------------------------------------------------

                                                                              Year Ended September 30,
                                                                     ------------------------------------------
CLASS A SHARES                                                       1999      1998       1997       1996(a)
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                17.39     20.94      18.45       12.50

Investment Operations:

Investment income--net                                                .06(b)    .10        .24         .10

Net realized and unrealized gain (loss)

   on investments                                                    3.63     (1.44)      3.39        5.94

Total from Investment Operations                                     3.69     (1.34)      3.63        6.04

Distributions:

Dividends from investment income-net                                 (.00)(c)  (.05)      (.25)       (.09)

Dividends from net realized gain on investments                      (.04)    (2.16)      (.89)        --

Total Distributions                                                 (.04)     (2.21)     (1.14)       (.09)

Net asset value, end of period                                      21.04     17.39      20.94       18.45
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                21.22     (7.00)     20.90       48.24(e)
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.31      1.25       1.24         .94(e)

Ratio of net investment income (loss)

   to average net assets                                              .29       .47       1.27         .92(e)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                                   --       .01        .11         .30(e)

Portfolio Turnover Rate                                            102.85    133.00     265.33      205.64(e)
--------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              31,482    31,824     42,309      30,330

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) AMOUNT REPRESENTS LESS THAN $.01.
(D) EXCLUSIVE OF SALES CHARGE.
(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------

                                                                             Year Ended September 30,
                                                                    -----------------------------------------
CLASS B SHARES                                                       1999      1998      1997      1996(a)
------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.22     20.85     18.37     12.50

Investment Operations:

Investment income (loss)--net                                        (.09)(b)  (.06)      .10       .03

Net realized and unrealized gain (loss)

   on investments                                                    3.58     (1.41)     3.38      5.87

Total from Investment Operations                                     3.49     (1.47)     3.48      5.90

Distributions:

Dividends from investment income--net                                  --        --      (.11)     (.03)

Dividends from net realized gain on investments                     (.04)     (2.16)     (.89)       --

Total Distributions                                                 (.04)     (2.16)    (1.00)     (.03)

Net asset value, end of period                                     20.67      17.22     20.85     18.37
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                               20.26      (7.69)    20.08     47.14(d)
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             2.06       2.00      2.00      1.52(d)

Ratio of net investment income (loss)

   to average net assets                                            (.45)      (.28)      .50       .34(d)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                                   --       .01       .11       .30(d)

Portfolio Turnover Rate                                           102.85     133.00    265.33    205.64(d)
------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             56,833     59,144    69,330    37,534

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                           Year Ended September 30,
                                                                    -----------------------------------------
CLASS C SHARES                                                       1999      1998      1997      1996(a)
------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.24     20.87     18.40     12.50

Investment Operations:

Investment income (loss)--net                                        (.08)(b)  (.06)      .09       .03

Net realized and unrealized gain (loss)

   on investments                                                    3.58     (1.41)     3.38      5.88

Total from Investment Operations                                     3.50     (1.47)     3.47      5.91

Distributions:

Dividends from investment income--net                                  --       --       (.11)     (.01)

Dividends from net realized gain on investments                     (.04)     (2.16)     (.89)       --

Total Distributions                                                 (.04)     (2.16)    (1.00)     (.01)

Net asset value, end of period                                      20.70     17.24     20.87     18.40
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                20.29     (7.63)    19.89     47.27(d)
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.04      1.96      2.00      1.52(d)

Ratio of net investment income (loss)

   to average net assets                                            (.43)      (.25)      .52       .30(d)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                                   --       .01       .11       .30(d)

Portfolio Turnover Rate                                            102.85    133.00    265.33    205.64(d)
-----------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,215     3,670     5,340     2,642

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

------------------------------------------------------------------------------------------------------------------

                                                                            Year Ended September 30,
                                                                   ------------------------------------------
CLASS R SHARES                                                       1999     1998    1997       1996(a)
------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.52    21.11   18.42      12.50

Investment Operations:

Investment income--net                                                .09(b)   .07     .20        .43

Net realized and unrealized gain (loss)

   on investments                                                    3.65    (1.40)   3.67       5.61

Total from Investment Operations                                     3.74    (1.33    3.87       6.04

Distributions:

Dividends from investment income--net                               (.01)     (.10)   (.29)      (.12)

Dividends from net realized gain on investments                     (.04)    (2.16)   (.89)        --

Total Distributions                                                 (.05)    (2.26)  (1.18)      (.12)

Net asset value, end of period                                     21.21     17.52   21.11      18.42
------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   21.34     (6.89)  22.25      48.38(c)
------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             1.17    1.15      .99         .79(c)

Ratio of net investment income

   to average net assets                                             .41     .57     1.50        1.01(c)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                                  --     .01      .12         .30(c)

Portfolio Turnover Rate                                           102.85  133.00   265.33        205.64(c)
-----------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                302     265      259           174

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund' s investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended September 30, 1999, the fund reclassed $24,199 from paid-in capital and $179,435 from accumulated net realized gain (loss) on investments to accumulated undistributed investment income-net. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended September 30, 1999 was approximately $13,150, with a related weighted average annualized interest rate of 5.60%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

NOTE 3 --Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,659 during the period ended September 30, 1999 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares. During the period ended September 30, 1999, Class B and Class C shares were charged $469,228, and $26,298, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1999, Class A, Class B and Class C shares were charged $84,131, $156,409 and $8,766, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $93,519 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 1999, the fund was charged $19,533 pursuant to the custody agreement.

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(E) During the period ended September 30, 1999, the fund incurred total brokerage commissions of $231,142, of which $4,240, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended September 30, 1999:



                                       Purchases ($)    Sales ($)
--------------------------------------------------------------------------------
Long transactions                        98,406,309  111,354,993
Short sale transactions                     173,413      171,646
     TOTAL                               98,579,722  111,526,639


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At September 30, 1999, there were no securities sold short outstanding.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS) (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 1999, there were no open forward currency exchange contracts.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 1999, there were no financial futures contracts outstanding.


(B)   At   September  30,  1999,  accumulated  net  unrealized  appreciation  on
investments   was   $10,500,756,  consisting  of  $14,333,833  gross  unrealized appreciation and $3,833,077 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Growth and Income Fund (one of the Funds constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Growth and Income Fund at September 30, 1999, the results of its operations for the year ended, the changes in its net assets for each of its two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

November 4, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.008 per share as a long-term capital gain distribution of $.036 per share paid December 11, 1998 and also designates $.012 per share as a long-term capital gain distribution paid on March 31, 1999.

The fund hereby designates 99.37% of the ordinary dividends paid during the fiscal year ended September 30, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston,    MA    02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c)  1999 Dreyfus Service Corporation                                  320AR999



Dreyfus
Premier Emerging Markets Fund

ANNUAL REPORT September 30, 1999


(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.





                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus Premier Emerging
                                                                   Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this  annual  report for Dreyfus Premier Emerging
Markets Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Daniel Beneat.

When the reporting period began, much of the world was in the midst of a global currency and credit crisis. In response, many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. This strategy appears to have been effective. Soon after 1999 began, evidence emerged that less restrictive monetary policies had helped prevent further economic deterioration in Japan and the emerging markets of Asia, Latin America and Eastern Europe.

These economic conditions produced particularly good results for emerging market stocks. Stocks in Southeast Asia began to recover in 1999, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. Even selected markets in Eastern Europe performed well, despite ongoing financial problems in Russia.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Emerging Markets Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Daniel Beneat, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the 12-month period ended September 30, 1999, Dreyfus Premier Emerging Markets Fund produced the following total returns: Class A shares, 63.71%; Class B shares, 62.29% ; Class C shares, 62.59%; and Class R shares, 64.01%.(1) This compares with the 56.55% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF) for the same period.(2)

For the 3-month period ended September 30, 1999, Dreyfus Premier Emerging Markets Fund produced the following total returns: Class A shares, -1.59%; Class B shares, -1.85% ; Class C shares, -1.77%; and Class R shares, -1.59%.(1) This compares with the -5.15% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF) for the same 3-month period.(2)

We attribute the fund's 12-month total returns to the strong recovery that took place in emerging markets over the past year, as well as the success of our individual stock selection strategy within those markets. It is important to note that such total returns were produced with considerable volatility within each quarter. The fund' s positive total returns were generated in the first, second and third fiscal quarters, while the fourth fiscal quarter witnessed negative total returns. This short-term performance demonstrates that investing in this segment of the market can be volatile and that it can be important for investors to maintain a long-term perspective.

What is the fund's investment approach?

The fund seeks to achieve long-term capital growth by investing in the stocks of companies organized, or with a majority of their assets or businesses, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When selecting stocks for the fund, we use a macroeconomic, "top-down" country allocation approach. We strive to identify and forecast key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

In addition, we use a "bottom-up" approach to company and sector analysis which focuses on companies that exhibit strong growth and are reasonably valued. The " bottom-up" approach evaluates growth factors for each company such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management's ability to achieve higher operating margins.

What other factors influenced the fund's performance?

Emerging market countries have experienced a remarkable turnaround over the past year. In many cases, the countries that performed the worst last year were the strongest this year. This was most evident in South Korea and Singapore and, to a lesser degree, in Thailand and Indonesia. Stocks in other emerging market countries also performed well, including those in Greece, Brazil and Mexico.

In Asia, we have begun to see signs of economic improvement. This is particularly true in Japan, whose economy was spurred by government spending aimed at stimulating the domestic economy. With currencies in many Southeast Asian countries still down almost 50% from their highs last year, many investors have determined that this region has once again become a competitive producer of goods. As investment capital flowed into Southeast Asia as a result, the stocks of many companies have exhibited strong returns.

Europe has also exhibited signs of economic growth during the past year. However, it's important to remember that the European economy was not nearly as depressed as Asia's economy at this time last year, and therefore did not have as much ground to regain. Low inflation has resulted in unchanged interest rates in Europe over the past 12 months, with the exception of the U.K.

 What is the fund's current strategy?

Over the past year, we have focused primarily on the Pacific Basin region -- particularly in South Korea and Singapore -- because we believed the region presented many compelling investment opportunities in the wake of last year' s financial crisis. As a result, we received strong returns from our investments in Trigem Computer and Korea Data Systems, two South Korean technology companies that benefited from the high growth rate of lower priced personal computers. In Singapore, our holdings in City Development, a property management company, and DBS Group, a large development bank, generated positive returns.

In Latin America, we maintained a slight overweight to Brazil at the beginning of the period. By March, however, when performance became flat, we began paring back our investments. We also enjoyed successes from our investments in the United Kingdom, most notably from Antofagasta Holdings, a diversified company with interests in mining, railroad transportation and forestry.

On the other hand, the fund's large exposure to Hungary, a country whose stocks disappointed throughout most of the period, hurt performance. In addition, we trimmed our exposure to Greece because we believed the valuations of many of these companies were too high. As it turned out, the Greek stock market performed exceptionally well this year, and our limited exposure there hurt performance.

We are pleased with the returns that we have seen in emerging market countries this past year. We currently plan to maintain our strategy of diversifying the portfolio across numerous countries and sectors in an effort to seek long-term capital growth for our shareholders.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (MSCI/EMF), WHICH IS THE PROPERTY OF MORGAN STANLEY & CO., INCORPORATED, IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN, AND INCLUDES GROSS DIVIDENDS REINVESTED. THE MSCI/EMF INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Emerging Markets Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Emerging Markets Free Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*SOURCE:  LIPPER ANALYTICAL SERVICES, INC.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER EMERGING MARKETS FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE MSCI/EMF INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND INCLUDES GROSS DIVIDENDS REINVESTED. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/99


                                                                    Inception                      From
                                                                      Date           1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (5.75%)                                            3/31/98         54.33%       (7.21)%
WITHOUT SALES CHARGE                                                 3/31/98         63.71%       (3.48)%

CLASS B SHARES
WITH REDEMPTION(*)                                                   3/31/98         58.59%       (6.86)%
WITHOUT REDEMPTION                                                   3/31/98         62.29%       (4.31)%

CLASS C SHARES
WITH REDEMPTION(**)                                                  3/31/98         61.59%       (4.19)%
WITHOUT REDEMPTION                                                   3/31/98         62.59%       (4.19)%

CLASS R SHARES
                                                                     3/31/98         64.01%       (3.28)%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


(STATEMENT OF INVESTMENTS

September 30, 1999

STATEMENT OF INVESTMENTS CONTINUED)


COMMON STOCKS--97.0%                                     Shares      Value ($)
--------------------------------------------------------------------------------

BRAZIL--6.7%

Aracruz Celulose, ADS                                    2,000         41,750

Companhia Paranaense Energia 'B', ADS                    5,000         32,812

Companhia Siderurgica Nacional, ADS                      1,000         25,750

Petroleo Brasileiro                                        200         23,389

Tele Centro Sul Participacoes, ADS                         500         27,750

Tele Norte Leste Participacoes, ADS                      2,000         31,000

                                                                      182,451

CHILE--2.4%

Linea Aerea Nacional Chile, ADS                          2,200         17,325

Quinenco, ADS                                            2,500         25,313

Santa Isabel, ADS                                        3,000 (a)     22,875

                                                                       65,513

CZECH REPUBLIC--1.3%

Ceske Radiokomunikace, GDR                               1,000 (a)     36,250

GREECE--2.1%

Hellenic Telecommunications Organization                 1,000         23,374

National Bank of Greece                                    220         17,641

Stet Hellas Telecommunications, ADS                        800 (a)     15,100

                                                                       56,115

HONG KONG--7.4%

APT Satellite, ADS                                       5,000 (a)     23,125

Cathay Pacific Airways                                  11,000         19,825

Cheung Kong, ADS                                         4,000         33,342

Henderson Land Development                               6,000         27,729

JCG                                                     70,000         41,001

New World Development                                   12,000         26,339

Sun Hung Kai Properties                                  4,000         30,510

                                                                      201,871

HUNGARY--2.9%

MOL Magyar Olaj-es Gazipari, GDR                         1,500         31,875

Magyar Tavkozlesi, ADS                                   1,750         47,688

                                                                       79,563

INDIA--2.4%

India Fund                                               5,000 (a)     64,375

INDONESIA--2.7%

P. T. Gudang Garam                                       5,000         10,138

P. T. Hanjaya Mandala Sampoerna                          8,000 (a)     14,224


COMMON STOCKS (CONTINUED)                                Shares        Value ($)
--------------------------------------------------------------------------------

INDONESIA (CONTINUED)

P. T. Semen Gresik                                      15,000         24,007

P. T. Telekomunikasi, ADS                                3,500         24,281

                                                                       72,650

ISRAEL--2.0%

Bank Hapoalim                                            6,700         16,487

Bank Leumi Le-Israel                                     9,500         16,539

Koor Industries, ADS                                     1,300         22,669

                                                                       55,695

MEXICO--12.0%

Alfa                                                    12,200         51,501

Cemex, Cl. CPO                                          10,000         48,031

Corporacion Interamericana de Entretenimiento           12,898 (a)     30,975

Grupo Financiero Banamex Accival                        12,000 (a)     21,543

Grupo Radio Centro, ADS                                  4,000 (a)     16,500

Grupo Televisa, GDR                                      1,000 (a)     39,938

Fomento Economico Mexicano, ADS                          1,500         46,969

Telefonos de Mexico, Cl. L, ADS                          1,000         71,250

                                                                      326,707

PHILIPPINES--1.3%

Equitable Banking                                        4,600          9,560

Manila Electric                                          7,500         21,638

Metropolitan Bank & Trust                                  700          5,134

                                                                       36,332

POLAND--1.4%

Elektrim Spolka Akcyjna                                  1,800 (a)     16,682

KGHM Polska Miedz, GDR                                   1,800         21,690

                                                                       38,372

PORTUGAL--.8%

Portugal Telecom, ADS                                      560         23,135

SINGAPORE--6.0%

DBS Group                                                4,000         44,732

Elec & Eltek International                               5,000         19,400

Fraser & Neave                                           5,000         16,333

NatSteel                                                18,000         31,783

Neptune Orient Lines                                    20,000 (a)     24,014

Overseas Union Bank                                      6,000         26,663

                                                                      162,925

                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                Shares      Value ($)
--------------------------------------------------------------------------------

SOUTH AFRICA--9.8%

Anglovaal Mining                                        4,000 (a)      33,319

De Beers Consol Mines, ADS                              2,000          54,000

Profurn                                                75,691          56,745

Sappi                                                   3,200          31,187

Sasol, ADS                                              7,000          54,250

Teljoy                                                 40,000          35,985

                                                                      265,486

SOUTH KOREA--15.4%

Hanil Cement Manufacturing                              1,000          20,140

Hanwha Chemical                                         2,500 (a)      22,606

Hite Brewery                                            1,164 (a)      38,561

Housing & Commercial Bank, GDR                          1,500          28,688

Korea Data System                                       1,850          29,198

Korea Electric Power, ADS                               2,500          40,156

Korea Telecom, ADS                                      2,000 (a)      74,000

Pohang Iron & Steel, ADS                                2,400          75,150

Samsung Electronics                                       350          56,679

Trigem Computer                                           500          34,320

                                                                      419,498

TAIWAN--10.3%

Bank Sinopac                                            24,976         13,294

China Steel, GDR                                         2,500         49,625

Evergreen Marine, GDR                                    2,700 (a)     37,462

Far Eastern Textile                                     35,310         50,157

Pacific Electrical Wire & Cable                         21,000 (a)     10,252

Siliconware Precision Industries, GDR                    4,305 (a)     44,880

Taiwan Semiconductor Manufacturing, ADS                  2,500 (a)     73,750

                                                                      279,420

THAILAND--3.5%

Samart                                                  80,000 (a)     30,307

Thai Rung Union Car                                     50,000 (a)     64,157

                                                                       94,464

TURKEY--3.7%

Akbank, GDR                                             10,000         30,250

Haci Omer Sabanci, GDR                                   6,000         39,750

Migros Turk                                             70,000         30,367

                                                                      100,367


COMMON STOCKS (CONTINUED)                                Shares        Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM--2.9%

Antofagasta Holdings                                    12,000         78,425

TOTAL COMMON STOCKS

   (cost $2,490,326)                                                2,639,614
--------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%
--------------------------------------------------------------------------------

BRAZIL:

Banco do Estado de Sao Paulo                               400          9,362

Caemi Mineracao e Metalurgica                            1,000         36,902

TOTAL PREFERRED STOCKS

   (cost $56,294)                                                      46,264
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,546,620)                       98.7%     2,685,878

CASH AND RECEIVABLES (NET)                                 1.3%        35,432

NET ASSETS                                               100.0%     2,721,310

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,546,620    2,685,878

Cash                                                                    121,217

Cash denominated in foreign currencies                      1,513         1,545

Receivable for investment securities sold                               149,385

Receivable for shares of Common Stock subscribed                         72,227

Dividends receivable                                                      3,029

Prepaid expenses                                                            505

Due from The Dreyfus Corporation                                          7,442

                                                                      3,041,228
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        1,078

Payable for investment securities purchased                             294,865

Accrued expenses                                                         23,975

                                                                        319,918
--------------------------------------------------------------------------------
NET ASSETS ($)                                                        2,721,310
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,756,027

Accumulated investment (loss)                                           (5,218)

Accumulated net realized gain (loss) on investments and

   foreign currency transactions                                      (167,857)

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                    138,358
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       2,721,310

NET ASSET VALUE PER SHARE


                                                       Class A         Class B          Class C              Class R
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                       1,621,855         577,670          388,748               133,037
Shares Outstanding                                     138,020          49,611           33,293                11,301
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                           11.75            11.64            11.68                 11.77


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,955 foreign taxes withheld at source)         32,390

Interest                                                                 3,720

TOTAL INCOME                                                            36,110

EXPENSES:

Management fee--Note 3(a)                                               24,189

Registration fees                                                       60,938

Legal fees                                                              41,331

Custodian fees                                                          21,736

Audit fees                                                              20,583

Prospectus and shareholders' reports                                     8,231

Shareholder servicing costs--Note 3(c)                                   5,563

Distribution fees--Note 3(b)                                             3,732

Directors' fees and expenses--Note 3(d)                                    828

Loan commitment fees--Note 2                                                 3

Miscellaneous                                                            1,354

TOTAL EXPENSES                                                         188,488

Less- expense reimbursement due to undertaking--Note 3(a)            (141,766)

NET EXPENSES                                                            46,722

INVESTMENT (IOSS)                                                     (10,612)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                       510,762

Net unrealized appreciation (depreciation) on investments and foreign

   currency transactions                                               318,405

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 829,167

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   818,555

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Year Ended September 30,
                                                              -----------------------------------
                                                                   1999                1998 (a)
-----------------------------------------------------------------------------------------------------------
OPERATIONS ($):

Investment income (loss)-net                                    (10,612)                4,760

Net realized gain (loss) on investments                         510,762              (678,619)

Net unrealized appreciation (depreciation) on investments       318,405              (180,047)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                                    818,555              (853,906)
----------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                   (8,004)                   --
Class B shares                                                     (883)                   --
Class C shares                                                     (464)                   --
Class R shares                                                   (1,296)                   --

TOTAL DIVIDENDS                                                 (10,647)                   --
-----------------------------------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                  719,143                1,420,000
Class B shares                                                1,317,475                  207,994
Class C shares                                                  263,874                  200,000
Class R shares                                                    1,000                  200,000

Dividends reinvested:

Class A shares                                                    8,004                    --
Class B shares                                                      883                    --
Class C shares                                                      464                    --
Class R shares                                                    1,296                    --

Cost of shares redeemed:

Class A shares                                                 (471,947)                   --
Class B shares                                                 (979,889)                   --
Class C shares                                                  (60,989)                   --
Class R shares                                                  (60,000)                   --

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                                   739,314                2,027,994

TOTAL INCREASE (DECREASE) IN NET ASSETS                       1,547,222                1,174,088
-----------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                           1,174,088                    --

END OF PERIOD                                                 2,721,310                1,174,088

Undistributed investment income (loss)-net                      (5,218)                    4,760


(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                  Year Ended September 30,
                                              ----------------------------------
                                                     1999          1998 (a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        62,781           113,621

Shares issued for dividends reinvested              1,016               --

Shares redeemed                                   (39,398)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      24,399           113,621
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       114,896            16,700

Shares issued for dividends reinvested                112               --

Shares redeemed                                   (82,097)              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      32,911            16,700
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        22,322            16,000

Shares issued for dividends reinvested                 59                --

Shares redeemed                                    (5,088)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,293             16,000
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           100             16,000

Shares issued for dividends reinvested                164                --

Shares redeemed                                    (4,963)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (4,699)            16,000

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                        Year Ended September 30,
                                                        ------------------------
CLASS A SHARES                                               1999     1998(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         7.24      12.50

Investment Operations:

Investment income (loss)-net                                 (.04)(b)    .04

Net realized and unrealized gain (loss) on investments       4.62      (5.30)

Total from Investment Operations                             4.58      (5.26)

Distributions:

Dividends from investment income-net                         (.07)        --

Net asset value, end of period                              11.75       7.24
-----------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                        63.71     (42.08)(d)
-----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.25       1.15(d)

Ratio of net investment income (loss) to average net assets  (.37)       .35(d)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                        7.26       2.44(d)

Portfolio Turnover Rate                                    194.20     234.00(d)
--------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                       1,622        822

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  EXCLUSIVE OF SALES CHARGE.
(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        Year Ended September 30,
                                                        ------------------------
CLASS B SHARES                                               1999     1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         7.21      12.50

Investment Operations:

Investment income (loss)-net                                 (.12)(b)    .00(c)

Net realized and unrealized gain (loss) on investments       4.59      (5.29)

Total from Investment Operations                             4.47      (5.29)

Distributions:

Dividends from investment income-net                         (.04)       --

Net asset value, end of period                              11.64       7.21
--------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                        62.29     (42.32)(e)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      3.00       1.54(e)

Ratio of net investment income (loss) to average net assets (1.10)      (.04)(e)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                      7.60         2.48(e)

Portfolio Turnover Rate                                  194.20       234.00(e)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    578          120

(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.
(D)  EXCLUSIVE OF SALES CHARGE.
(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (continued)


                                                                        Year Ended September 30,
                                                                        ------------------------
CLASS C SHARES                                                          1999             1998(a)
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    7.21              12.50

Investment Operations:

Investment income (loss)-net                                            (.11)(b)            .00(c)

Net realized and unrealized gain (loss) on investments                  4.61              (5.29)

Total from Investment Operations                                        4.50              (5.29)

Distributions:

Dividends from investment income-net                                    (.03)                --

Net asset value, end of period                                         11.68               7.21
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                   62.59             (42.32)(e)
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 3.00               1.53(e)

Ratio of net investment income (loss) to average net assets            (1.21)              (.03)(e)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                                   7.65               2.43(e)

Portfolio Turnover Rate                                               194.20             234.00(e)
-------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 389                115


(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.
(D)  EXCLUSIVE OF SALES CHARGE.
(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                              Year Ended September 30,
                                                             ------------------------
CLASS R SHARES                                               1999             1998(a)
------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                         7.25             12.50

Investment Operations:

Investment income (loss)-net                                 (.01)(b)           .05

Net realized and unrealized gain (loss) on investments       4.61             (5.30)

Total from Investment Operations                             4.60             (5.25)

Distributions:

Dividends from investment income-net                         (.08)               --

Net asset value, end of period                              11.77              7.25
-------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            64.01            (42.00)(c)
-------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.00              1.03(c)

Ratio of net investment income (loss) to average net assets  (.08)              .47(c)

Decrease reflected in above expense ratios

   due to undertakings by the Manager                        6.93              2.44(c)

Portfolio Turnover Rate                                    194.20            234.00(c)
--------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      133               116


(A)  FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of September 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

    Class A         78,118        Class C         11,057
    Class B         11,069        Class R         11,201

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,306 during the period ended September 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $140,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

During the period ended September 30, 1999, the fund reclassed $11,281 from accumulated investment loss to paid-in capital. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1998 through September 30, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage, interest on borrowings, loan commitment fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $141,766, during the period ended September 30, 1999.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets. During the period ended September 30, 1999, Class B and Class shares were charged $2,331 and $1,401, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser
                                                         The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1999, Class A, Class B and Class C shares were charged $3,210, $777 and $467, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $534 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(e) During the period ended September 30, 1999, the fund incurred total brokerage commissions of $36,278, of which $140, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $4,874,265 and $3,553,445, respectively.

At September 30, 1999, accumulated net unrealized appreciation on investments was $139,258, consisting of $318,025 gross unrealized appreciation and $178,767 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Emerging Markets Fund (one of the series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Emerging Markets Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

November 4, 1999

                                                             The Fund


                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                               329/678AR999



Dreyfus Premier
Market Neutral Fund


ANNUAL REPORT September 30, 1999



(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Securities Sold Short

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            26   Notes to Financial Statements

                            31   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Market Neutral Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Market Neutral Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John S. Cone.

Despite recent weakness in the U.S. stock market, the past year has been rewarding for most equity investors overall. When the reporting period began, most sectors of the U.S. stock market had just completed a sharp correction caused primarily by concerns regarding the spread of the global financial crisis in overseas markets. Soon after the start of 1999, however, those fears abated. In fact, the U.S. economy remained strong, characterized by low inflation and high levels of consumer spending. These conditions supported continued strength in the stock market through the spring.

In the summer of 1999, however, the Federal Reserve Board raised short-term interest rates twice in an effort to forestall inflationary pressures in a fast-growing economy. Because higher interest rates tend to increase the cost of capital and make fixed-income securities more competitive relative to equities, most sectors of the stock market declined. By the end of the 12-month reporting period, the Standard & Poor's 500 Composite Stock Price Index had fallen sharply from its recent high, although it was still higher than its level one year earlier.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Market Neutral Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

John S. Cone, Portfolio Manager

How did Dreyfus Premier Market Neutral Fund perform relative to its benchmark?

For the 12-month period ended September 30, 1999, the fund produced a total return of -3.62% for Class A shares, -4.37% for Class B shares, -4.27% for Class C shares, and -3.35% for Class R shares.(1) This compares with a 4.73% total return provided by the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.(2)

We attribute the fund's underperformance during the period to the stock market's long-held preference for a limited number of large-cap growth stocks whose performance drove the returns of the S&P 500. While the fund did benefit from a shift in market sentiment to value stocks from mid-April through July, growth dominated at all other times during the reporting period, holding back our overall performance.

What is the fund's investment approach?

The term "market neutral" refers to the fund's investment approach of looking to maintain minimum exposure to general stock market risk in its pursuit of long-term capital appreciation. To pursue this goal, the fund simultaneously takes both "long" and "short" positions in equity securities. By "long" we mean those investment positions that are bought with the anticipation that the security will appreciate in value. On the other hand, "short" positions are those securities that the fund does not own but sells in anticipation of a decline in the market value of the security. To complete a short transaction, the fund must borrow the security to make delivery to the buyer.

The strategy behind this two-prong approach is to initiate long positions that we believe are undervalued and to sell short those stocks that we believe are overvalued. In this way, we attempt to construct a portfolio that is expected to have relatively small net exposure to overall stock market risk.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund also attempts to maintain long and short positions that are in equal dollar amount of securities in an attempt to balance out market-risk characteristics of the portfolio, including relatively neutral allocations with respect to industries. For example, if the fund is long 5% within an industry, it will also tend to be short other securities within that same industry by 5%. The idea is to buy those stocks that we believe are the best companies within that particular industry, and sell short those that are considered the least attractive. In doing so, we attempt to generate attractive returns for our shareholders.

What other factors influenced the fund's performance?

This has been a difficult time for the fund in terms of being able to identify attractive investment opportunities based on traditional measures of a company's value. That' s because during much of the reporting period the stock market demonstrated high levels of volatility. In such an environment, our traditional
risk/reward   analyses   understated   the   range   of   possible   outcomes.

Dreyfus Premier Market Neutral Fund utilizes a series of models, based on extended periods in the past. However, stock market volatility has been much greater recently than it was during those past periods. Our models determine risk/reward characteristics based on near-term earnings expectations, relative value as determined by fundamental accounting measures, and future cash flow expectations. Because high levels of volatility affected many of the stocks that drove the stock market's performance during the past year, our models failed to identify them as suitable investment candidates. As a result, the fund did not
share    in    the    successes    of    many    of    these    stocks.

What is the fund's current strategy?

Our emphasis on technology stocks proved beneficial over the past year. In particular, our holdings in QUALCOMM, CompUSA and Storage Technology produced positive returns for the fund. In addition, our investments in US Airways Group, a transportation firm, con tributed to overall performance. On the other hand, the fund's performance was held back by its investments in Amazon.com, MGM Grand and Paging Network.

We believe we' ve created a portfolio that is designed to produce favorable returns for shareholders by having a relatively small exposure to the overall stock market risk under a variety of different market conditions. To that end, we plan to remain true to our discipline and remain confident in the efficacy of our investment models and rigorous stock selection process.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS CALCULATED USING BILLS THAT MATURE CLOSEST TO, BUT NOT BEYOND, 91 DAYS

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Market Neutral Fund Class A shares, Class B shares, Class C shares and Class R shares and the Merrill Lynch 3-Month U.S. Treasury Bill Index

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER MARKET NEUTRAL FUND ON 6/29/98(INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/98 IS USED AS THE BEGINNING VALUE ON 6/29/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES, AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS CALCULATED USING BILLS THAT MATURE CLOSEST TO, BUT NOT BEYOND, 91 DAYS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 9/30/99


                                                                    Inception                      From
                                                                      Date           1 Year      Inception
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (5.75%)                                            6/29/98         (9.09)%     (12.54)%
WITHOUT SALES CHARGE                                                 6/29/98         (3.53)%      (8.35)%

CLASS B SHARES
WITH REDEMPTION(*)                                                   6/29/98         (8.02)%     (11.87)%
WITHOUT REDEMPTION                                                   6/29/98         (4.28)%      (9.03)%

CLASS C SHARES
WITH REDEMPTION(**)                                                  6/29/98         (5.21)%      (8.91)%
WITHOUT REDEMPTION                                                   6/29/98         (4.27)%      (8.91)%

CLASS R SHARES                                                       6/29/98         (3.26)%      (8.08)%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS.

** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

September 30, 1999

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS--89.0%                                    Shares     Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--6.8%

Donnelley (R.R.) & Sons                                  1,500       43,312

General Mills                                              400       32,450

Ikon Office Solutions                                    4,100       43,819

Ogden                                                    5,400       54,000

Supervalu                                                6,100      133,056

                                                                    306,637

CONSUMER DURABLES--2.7%

Carlisle Cos.                                              200        7,900

Centex                                                     100        2,956

Hasbro                                                   1,100       23,581

Shaw Industries                                          3,000       47,625

Whirlpool                                                  600       39,187

                                                                    121,249

CONSUMER NON-DURABLES--4.2%

IBP                                                      6,400      158,000

International Flavors & Fragrances                         500       17,250

Pepsi Bottling Group                                       900       15,356

                                                                    190,606

CONSUMER SERVICES--9.7%

Brinker International                                    1,300       35,262

Comcast, Cl. A                                             800       31,900

Darden Restaurants                                       1,400       27,388

H&R Block                                                2,900      125,969

Harcourt General                                           700       29,138

Knight-Ridder                                            2,000      109,750

Mandalay Resort Group                                      200        3,950

Premier Parks                                            1,300(a)    37,700

Tricon Global Restaurants                                  500(a)    20,469

Wiley (John) & Sons, Cl. A                               1,200       18,825

                                                                    440,351

ELECTRONIC TECHNOLOGY--7.8%

Adaptec                                                  2,700(a)   107,156

Comverse Technology                                        500(a)    47,156

Cordant Technologies                                       900       27,394

National Semiconductor                                     600(a)    18,300



COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

QUALCOMM                                                   400  (a)  75,675

SCI Systems                                                300  (a)  13,331

Solectron                                                  900  (a)  64,631

                                                                    353,643

ENERGY--2.6%

Burlington Resources                                       400       14,700

Kerr-McGee                                               1,900      104,619

                                                                    119,319

FINANCE--20.0%

AXA Financial                                            1,100       61,394

Bear Stearns Cos.                                          200        7,688

Charter One Financial                                      630       14,569

Dime Bancorp                                             1,300       22,750

Duke Realty Investments                                    800       15,600

Edwards (A.G.)                                           1,200       31,650

Freddie Mac                                                700       36,400

GreenPoint Financial                                       400       10,625

Lehman Brothers Holdings                                 2,300      134,119

MBNA                                                     1,300       29,656

Marshall & Ilsley                                          700       39,944

Morgan (J.P.)                                              200       22,850

Morgan Stanley, Dean Witter & Co.                        1,400      124,862

Pacific Century Financial                                5,600      114,450

SouthTrust                                               3,900      139,912

St. Paul Cos.                                            1,100       30,250

UnionBanCal                                                700       25,375

Zions Bancorp                                              800       44,100

                                                                    906,194

HEALTH SERVICES--1.9%

Cardinal Health                                          1,050       57,225

United Healthcare                                          600       29,212

                                                                     86,437

HEALTH TECHNOLOGY--2.2%

Chiron                                                     700  (a)  19,381

Genzyme                                                    800  (a)  36,050

                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares     Value ($)
--------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Immunex                                                   300  (a)    13,012

Mallinckrodt Group                                      1,000         30,188

                                                                      98,631

INDUSTRIAL SERVICES--1.7%

AES                                                       500  (a)    29,500

Autonation                                              2,600         32,662

L-3 Communications Holdings                               400  (a)    15,100

                                                                      77,262

NON-ENERGY MINERALS--3.3%

Homestake Mining                                        5,300         48,694

Johns Manville                                          2,300         30,475

Owens-Corning                                           2,400         52,050

Weyerhaeuser                                              300         17,288

                                                                     148,507

PROCESS INDUSTRIES--9.9%

Archer Daniels Midland                                  4,200         51,188

Boise Cascade                                           1,600         58,300

Cabot                                                     600         14,250

Crane                                                   1,700         38,144

Engelhard                                               2,100         38,194

Goodrich (B.F.)                                           900         26,100

International Paper                                       400         19,225

Loews                                                     200         14,038

Pall                                                    2,300         53,331

Praxair                                                   400         18,400

Premark International                                     800         40,400

RPM                                                     5,600         68,250

Sonoco Products                                           300          6,844

Willamette Industries                                     100          4,312

                                                                     450,976

PRODUCER MANUFACTURING--5.0%

Autoliv                                                   600         22,575

Dana                                                      500         18,562



COMMON STOCKS (CONTINUED)                              Shares       Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Georgia-Pacific                                         1,200         48,600

Lear                                                      600  (a)    21,113

Minnesota Mining & Manufacturing                          200         19,212

York International                                      2,700         97,031

                                                                     227,093

RETAIL TRADE--2.5%

Albertson's                                               500         19,781

Bed Bath & Beyond                                         300  (a)    10,481

Best Buy                                                  300  (a)    18,619

Claire's Stores                                         2,000         33,125

Costco Wholesale                                          100  (a)     7,200

Federated Department Stores                               600  (a)    26,213

                                                                     115,419

TECHNOLOGY SERVICES--3.8%

Columbia/HCA Healthcare                                 2,900         61,444

Oracle                                                  1,200  (a)    54,600

Perot Systems, Cl. A                                      800         14,950

Tech Data                                                 600  (a)    13,969

Wellpoint Health Networks                                 500  (a)    28,500

                                                                     173,463

TRANSPORTATION--.6%

CNF Transportation                                        800         29,800

UTILITIES--4.3%

Florida Progress                                          500         23,125

Northern States Power                                   1,600         34,500

Telephone & Data Systems                                  300         26,644

U.S. Cellular                                             200  (a)    13,600

UtiliCorp United                                          750         15,797

Wisconsin Energy                                        3,400         79,688

                                                                     193,354

TOTAL COMMON STOCKS

   (cost $4,223,096)                                               4,038,941


                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal

SHORT-TERM INVESTMENTS--3.5%                        Amount ($)       Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Bear Stearns & Cos., 5.32% dated 9/30/1999,

  due 10/1/1999 in the amount of $157,148

  [fully collateralized by $165,000 U.S. Treasury Bills,

  11/4/1999, value $164,281]

   (cost $157,125)                                    157,125        157,125
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,380,221)                     92.5%      4,196,066

CASH AND RECEIVABLES (NET)                               7.5%        342,682

NET ASSETS                                             100.0%      4,538,748

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

September 30, 1999

COMMON STOCKS                                          Shares       Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.5%

Lamar Advertising, Cl. A                                  300          14,850

Omnicom Group                                             700          55,431

Snyder Communications                                     600           9,112

Viad                                                    1,100          32,450

                                                                      111,843

CONSUMER DURABLES--1.9%

Goodyear Tire & Rubber                                    600          28,875

Harley-Davidson                                           300          15,019

Maytag                                                  1,300          43,306

                                                                       87,200

CONSUMER NON-DURABLES--10.4%

Brown-Forman, Cl. B                                       200          12,475

Campbell Soup                                           3,200         125,200

Clorox                                                  1,400          53,550

Coca-Cola                                                 900          43,256

Colgate-Palmolive                                         200           9,150

Gillette                                                  500          16,969

Heinz (H.J.)                                              400          17,200

Hershey Foods                                           1,800          87,638

NIKE, Cl. B                                               700          39,812

Wrigley, (Wm) Jr                                        1,000          68,812

                                                                      474,062

CONSUMER SERVICES--7.0%

Armstrong World Industries                                300          13,481

Central Newspapers, Cl. A                                 200           8,900

Hearst-Argyle Television, Cl. A                           300           6,450

Meredith                                                1,000          36,312

Mirage Resorts                                          2,300          32,344

Promus Hotel                                            1,000          32,563

Reader's Digest Association, Cl. A                        500          14,625

Sinclar Broadcast Group, Cl. A                          2,600          23,562

Starbucks                                                 400           9,912

TV Guide, Cl. A                                           400          15,650

Times Mirror, Cl. A                                     1,900         125,044

                                                                      318,843

                                                                    The Fund

STATEMENT OF SECURITIES SOLD SHORT (CONTINUED)

COMMON STOCKS (CONTINUED)                              Shares       Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--7.9%

Broadcom, Cl. A                                           200         21,800

General Motors, Cl. H                                   2,200        125,950

Harris                                                    200          5,525

Lockheed Martin                                         1,800         58,838

PE Biosystems Group                                     1,200         86,700

Storage Technology                                      2,100         40,425

Tellabs                                                   300         17,081

                                                                     356,319

ENERGY--.7%

Murphy Oil                                                300         16,219

Valero Energy                                             800         15,400

                                                                      31,619

FINANCE--15.7%

American Express                                          700         94,238

Bank of New York                                        3,900        130,406

CIGNA                                                     200         15,550

CNA Financial                                             400         14,000

Cincinnati Financial                                      300         11,259

Commercial Federal                                      1,900         37,288

Countrywide Credit Industries                             600         19,350

First American                                          1,000         42,875

Franklin Resources                                        400         12,300

IndyMac Mortgage Holdings                               1,500         22,500

MBIA                                                      400         18,650

Mercury General                                           400         11,025

Northern Trust                                            200         16,700

Progressive                                               100          8,169

Ryder System                                              700         14,262

SLM Holding                                             1,800         77,400

State Street                                              300         19,388

U.S. Bancorp                                            1,400         42,262

Union Planters                                          1,100         44,825

United Asset Management                                 2,600         50,050

UnumProvident                                             300          8,831

                                                                     711,328


COMMON STOCKS (CONTINUED)                              Shares       Value ($)
--------------------------------------------------------------------------------

HEALTH TECHNOLOGY--6.3%

ALZA                                                      700         29,969

American Home Products                                    800         33,200

Amgen                                                     200         16,300

Becton, Dickinson & Co.                                   500         14,031

Lilly (Eli)                                               300         19,200

Medtronic                                               3,052        108,346

PE Celera Genomics                                        300         12,075

Pfizer                                                    300         10,781

Rexall Sundown                                          1,400         17,238

Safeskin                                                3,000         24,656

                                                                     285,796

INDUSTRIAL SERVICES--.7%

Rowan Cos.                                                700         11,375

Smith International                                       200          8,100

Waste Management                                          700         13,475

                                                                      32,950

NON-ENERGY MINERALS--5.1%

Martin Marietta Materials                                 200          7,988

Newmont Mining                                          2,000         51,750

Phelps Dodge                                            1,400         77,088

Reynolds Metals                                           100          6,038

Southdown                                                 500         26,750

Vulcan Materials                                        1,700         62,262

                                                                     231,876

PROCESS INDUSTRIES--6.4%

Bowater                                                   600         31,500

duPont (E.I.) deNemours & Co.                           1,300         79,138

Fort James                                                800         21,350

IMC Global                                              1,900         27,669

Lyondell Petrochemical                                  1,100         14,712

Sealed Air                                              1,100         56,444

Tenneco                                                 1,100         18,700

UCAR International                                        600         13,688

Wesco Financial                                           100         27,100

                                                                     290,301

                                                                    The Fund

STATEMENT OF SECURITIES SOLD SHORT (CONTINUED)

COMMON STOCKS (CONTINUED)                              Shares       Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING--3.5%

Federal-Mogul                                             900         24,806

General Electric                                          300         35,569

Pitney Bowes                                              300         18,281

Steelcase, Cl. A                                        1,100         15,331

Xerox                                                   1,600         67,100

                                                                     161,087

RETAIL TRADE--3.4%

CVS                                                       200          8,163

Limited                                                   900         34,425

Tandy                                                     600         31,012

Walgreen                                                  400         10,150

Whole Foods Market                                      1,000         32,719

Williams-Sonoma                                           800         38,850

                                                                     155,319

TECHNOLOGY SERVICES--6.4%

Autodesk                                                  900         19,688

Cambridge Technology Partners                           1,600         23,200

Ceridian                                                  900         22,387

Exodus Communication                                    1,600        115,300

J D Edwards                                             1,100         22,791

Network Associates                                      1,200         22,950

PeopleSoft                                              2,000         33,875

Tenet Healthcare                                        1,600         28,100

                                                                     288,291

TRANSPORTATION--3.1%

CSX                                                       500         21,187

Kansas City Southern Industries                           700         32,506

US Airways Group                                        3,300         86,625

                                                                     140,318

UTILITIES--6.7%

CINergy                                                   800         22,650

Cincinnati Bell                                         2,700         52,481

Entergy                                                 1,600         46,300

IPALCO Enterprises                                        500          9,719

Illinova                                                  800         22,450

McLeodUSA, Cl. A                                          600         25,538

Montana Power                                           1,200         36,525


COMMON STOCKS (CONTINUED)                              Shares       Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Northeast Utilities                                       800         14,700

SCANA                                                   1,300         31,444

Williams Cos.                                           1,100         41,181

                                                                     302,988

TOTAL SECURITIES SOLD SHORT (proceeds $4,316,686)                  3,980,140

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
See Statement of Investments--Note 1(b)                   4,380,221   4,196,066

Cash                                                                    230,724

Receivable from brokers for proceeds on securities sold short         4,316,686

Receivable for investment securities sold                               102,117

Dividends and interest receivable                                        10,180

Prepaid expenses                                                         96,846

Due from The Dreyfus Corporation                                          1,172

                                                                      8,953,791
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        2,202

Securities sold short, at value
  (proceeds $4,316,686)--see Statement                                3,980,140

  of Securities Sold Short

Payable for investment securities purchased                             407,015

Dividends payable on securities sold short                                2,124

Accrued expenses                                                         23,562

                                                                      4,415,043
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,538,748
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,208,284

Accumulated undistributed investment income--net                         92,406

Accumulated net realized gain (loss) on investments                   (914,333)

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)                   152,391
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,538,748

NET ASSET VALUE PER SHARE


                                                       Class A    Class B       Class C       Class R
--------------------------------------------------------------------------------------------------------------
Net Assets ($)                                       1,814,111   1,774,499       450,148       499,990
Shares Outstanding                                     166,652     163,903        41,487        45,753
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($)                            10.89       10.83         10.85         10.93


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               207,408

Cash dividends                                                          72,534

TOTAL INCOME                                                           279,942

EXPENSES:

Management fee--Note 3(a)                                               68,017

Dividends on securities sold short                                      63,053

Audit fees                                                              22,581

Registration fees                                                       18,764

Distribution fees--Note 3(b)                                            17,197

Prospectus and shareholders' reports                                    11,863

Shareholder servicing costs--Note 3(c)                                  10,557

Directors' fees and expenses--Note 3(d)                                  1,671

Custodian fees                                                           1,611

Legal fees                                                                 489

Miscellaneous                                                           19,351

TOTAL EXPENSES                                                         235,154

Less--expense reimbursement due to undertaking--Note 3(a)              (83,044)

NET EXPENSES                                                           152,110

INVESTMENT INCOME--NET                                                 127,832
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:
  Long transactions                                                   (582,215)

  Short sale transactions                                             (279,466)

NET REALIZED GAIN (LOSS)                                              (861,681)

Net unrealized appreciation (depreciation)
  on investments and securities sold short                             545,446

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (316,235)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (188,403)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                                  ------------------------------
                                                     1999                1998(a)
----------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            127,832             40,429

Net realized gain (loss) on investments          (861,681)           (12,782)

Net unrealized appreciation (depreciation)
  on investments                                  545,446           (393,055)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (188,403)          (365,408)
----------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (35,269)               --

Class B shares                                   (29,553)               --

Class C shares                                    (6,986)               --

Class R shares                                    (8,759)               --

Net realized gain on investments:

Class A shares                                   (15,621)               --

Class B shares                                   (16,475)               --

Class C shares                                    (3,894)               --

Class R shares                                    (3,880)               --

TOTAL DIVIDENDS                                 (120,437)               --
----------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                     13,916          2,012,390

Class B shares                                         --          2,167,422

Class C shares                                      6,200            500,000

Class R shares                                     57,000            500,000

Dividends reinvested:

Class A shares                                     50,839                --

Class B shares                                     44,473                --

Class C shares                                     10,840                --

Class R shares                                     12,640                --

Cost of shares redeemed:

Class A shares                                     (2,286)               --
Class B shares                                   (104,600)           (48,574)
Class C shares                                       (551)               --
Class R shares                                     (6,713)               --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                      81,758          5,131,238

TOTAL INCREASE (DECREASE) IN NET ASSETS          (227,082)         4,765,830
----------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             4,765,830                --

END OF PERIOD                                   4,538,748          4,765,830

Undistributed investment income--net               92,406             45,141

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                    Year Ended September 30,
                                                  ----------------------------

                                                     1999             1998(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                         1,285            161,000

Shares issued for dividends reinvested              4,576                 --

Shares redeemed                                      (209)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,652            161,000
--------------------------------------------------------------------------------

CLASS B

Shares sold                                            --            173,948

Shares issued for dividends reinvested              4,003                 --

Shares redeemed                                   (9,942)             (4,106)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (5,939)            169,842
--------------------------------------------------------------------------------

CLASS C

Shares sold                                           566             40,000

Shares issued for dividends reinvested                973                 --

Shares redeemed                                      (52)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,487             40,000
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,269             40,000

Shares issued for dividends reinvested              1,137                 --

Shares redeemed                                     (653)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,753             40,000

(A)  FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                       Year Ended September 30,
                                                        ------------------------
CLASS A SHARES                                            1999        1998(a)
-----------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     11.61         12.50

Investment Operations:

Investment income--net (b)                                 .35           .11

Net realized and unrealized gain (loss)
   on investments                                         (.75)        (1.00)

Total from Investment Operations                          (.40)         (.89)

Distributions:

Dividends from investment income--net                     (.22)          --

Dividends from net realized gain on investments           (.10)          --

Total Distributions                                       (.32)          --

Net asset value, end of period                           10.89         11.61
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                     (3.53)        (7.12)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets         1.61           .51(d)

Ratio of dividends on securities sold short to

   average net assets                                     1.39           .33(d)

Ratio of net investment income to average net assets      3.17           .92(d)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                      1.83           .42(d)

Portfolio Turnover Rate                                 138.34         36.54(d)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1,814         1,869

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended September 30,
                                                        ------------------------

CLASS B SHARES                                               1999        1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.59         12.50

Investment Operations:

Investment income--net (b)                                    .26          .09

Net realized and unrealized gain (loss)
   on investments                                            (.75)       (1.00)

Total from Investment Operations                             (.49)        (.91)

Distributions:

Dividends from investment income--net                        (.17)         --

Dividends from net realized gain on investments              (.10)         --

Total Distributions                                          (.27)         --

Net asset value, end of period                              10.83       11.59
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                        (4.28)     (7.28)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            2.35         .71(d)

Ratio of dividends on securities sold short to
   average net assets                                        1.39         .33(d)

Ratio of net investment income to average net assets         2.43         .73(d)

Decrease reflected in above expense ratios

   due to undertaking by the Manager                         1.83         .41(d)

Portfolio Turnover Rate                                    138.34       36.54(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,774       1,968

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended September 30,
                                                        ------------------------
CLASS C SHARES                                               1999       1998(a)
------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.61      12.50

Investment Operations:

Investment income--net (b)                                    .26        .09

Net realized and unrealized gain (loss)
   on investments                                            (.75)      (.98)

Total from Investment Operations                             (.49)      (.89)

Distributions:

Dividends from investment income--net                        (.17)        --

Dividends from net realized gain on investments              (.10)        --

Total Distributions                                          (.27)        --

Net asset value, end of period                              10.85      11.61
------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                        (4.27)   (7.12)(d)
------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets            2.37        .71(d)

Ratio of dividends on securities sold short to
   average net assets                                        1.38        .33(d)

Ratio of net investment income to average net assets         2.43        .73(d)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                         1.83        .42(d)

Portfolio Turnover Rate                                    138.34      36.54(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         450        464

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) EXCLUSIVE OF SALES CHARGE.
(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Year Ended September 30,
                                                        ------------------------
CLASS R SHARES                                               1999        1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.62     12.50

Investment Operations:

Investment income--net (b)                                    .37       .11

Net realized and unrealized gain (loss)

   on investments                                            (.74)     (.99)

Total from Investment Operations                             (.37)     (.88)

Distributions:

Dividends from investment income--net                        (.22)       --

Dividends from net realized gain on investments              (.10)       --

Total Distributions                                          (.32)       --

Net asset value, end of period                               10.93    11.62
-----------------------------------------------------------------------------

TOTAL RETURN (%)                                             (3.26    (7.04)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets             1.36      .51(c)

Ratio of dividends on securities sold short to
   average net assets                                         1.39      .33(c)

Ratio of net investment income to average net assets          3.42      .92(c)

Decrease reflected in above expense ratios
   due to undertaking by the Manager                          1.83      .38(c)

Portfolio Turnover Rate                                     138.34    36.54(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          500      465

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.
(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Market Neutral Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is long-term capital appreciation, while maintaining minimum exposure to general stock market risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of September 30, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:


 Class A                     164,551     Class C                     40,973
 Class B                     163,903     Class R                     41,137

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1998 through September 30, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage, loan commitment fees and extraordinary expenses exceed an annual rate of 2.75% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $83,044 during the period ended September 30, 1999.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $243 during the period ended September 30, 1999 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of their average daily net assets. During the period ended September 30, 1999, Class B and Class C shares were charged $13,846 and $3,351, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1999, Class A, Class B and Class C shares were charged $4,484, $4,615 and $1,117, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid
                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 1999, the fund was charged $147 pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended September 30, 1999:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------
Long transactions                         5,719,855            5,976,789
Short sale transactions                   6,570,029            5,832,990
     TOTAL                               12,289,884           11,809,779

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. Securities sold short at September 30, 1999, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b)   At   September  30,  1999,  accumulated  net  unrealized  appreciation  on investments and securities sold short was $152,391, consisting of $779,019 gross unrealized appreciation and $626,628 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Premier Market Neutral Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of Dreyfus Premier Market Neutral Fund (one of the series constituting Dreyfus Premier Equity Funds, Inc.) as of September 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Market Neutral Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
November 4, 1999

                                                             The Fund


NOTES


                                                           For More Information

                        Dreyfus Premier Market Neutral Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Custodial Trust Company
                        101 Carnegie Center
                        Princeton, NJ 08540

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 1999 Dreyfus Service Corporation                                   335AR999